4Q 2024 INVESTOR PRESENTATION March 11, 2025

DISCLAIMER 2 Forward-Looking Statements and Other Information This presentation and the related management commentary contain, and responses to investor questions may contain, forward-looking statements that can be identified by the fact that they do not relate strictly to historical or current facts and may contain the words “believe,” “anticipate,” “expect,” “intend,” “plan,” “predict,” “estimate,” “project,” “will be,” “will continue,” “will likely result,” or other similar words and phrases or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” or “could” and the negatives of those terms. Examples of forward-looking statements include, but are not limited to, statements about future operations, performance, financial condition, prospects, plans and strategies, including Project North Star, sustainable profitability, revenue growth, and executive management changes. These forward-looking statements are based on current available operating, financial, economic and other information, and are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict, including but not limited to, the following: our ability to achieve the expected benefits of Project North Star and the success of other business initiatives; our ability to achieve profitability; our loan production volume; our ability to maintain an operating platform and management system sufficient to conduct our business; our ability to maintain warehouse lines of credit and other sources of capital and liquidity; impacts of cybersecurity incidents, cyberattacks, information or security breaches and technology disruptions or failures, of ours or of our third party vendors; the outcome of legal proceedings to which we are a party; our ability to reach a definitive settlement agreement related to the Cybersecurity Incident; adverse changes in macroeconomic and U.S residential real estate and mortgage market conditions, including changes in interest rates; changing federal, state and local laws, as well as changing regulatory enforcement policies and priorities; and other risks detailed in the "Risk Factors" section of loanDepot, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2023, and Quarterly Reports on Form 10-Q as well as any subsequent filings with the Securities and Exchange Commission. Therefore, current plans, anticipated actions, and financial results, as well as the anticipated development of the industry, may differ materially from what is expressed or forecasted in any forward-looking statement. loanDepot does not undertake any obligation to publicly update or revise any forward-looking statement to reflect future events or circumstances, except as required by applicable law. Non-GAAP Financial Information To provide investors with information in addition to our results as determined by GAAP, we disclose certain non-GAAP measures to assist investors in evaluating our financial results. We believe these non- GAAP measures provide useful information to investors regarding our results of operations because each measure assists both investors and management in analyzing and benchmarking the performance and value of our business. They facilitate company-to-company operating performance comparisons by backing out potential differences caused by variations in hedging strategies, changes in valuations, capital structures (affecting interest expense on non-funding debt), taxation, the age and book depreciation of facilities (affecting relative depreciation expense), and other cost or benefit items which may vary for different companies for reasons unrelated to operating performance. These non-GAAP measures include our Adjusted Total Revenue, Adjusted Net Income (Loss), Adjusted Diluted Weighted Average Shares Outstanding, and Adjusted EBITDA (LBITDA). We exclude from these non-GAAP financial measures the change in fair value of MSRs, gains (losses) from the sale of MSRs and related hedging gains and losses that represent realized and unrealized adjustments resulting from changes in valuation, mostly due to changes in market interest rates, and are not indicative of the Company’s operating performance or results of operation. Beginning in the second quarter of 2024, we began to include the gains (losses) from the sale of MSRs in valuation changes in servicing rights, net of hedging gains and losses to appropriately capture all valuation changes in MSRs up to and including the sales date. Prior periods have been revised to conform with this new presentation. We have excluded expenses directly related to the Cybersecurity Incident, net of actual and expected insurance recoveries during fiscal 2024, including costs to investigate and remediate the Cybersecurity Incident, the costs of customer notifications and identity protection, and professional fees, including legal expenses, litigation settlement costs, and commission guarantees. We also exclude stock-based compensation expense, which is a non-cash expense, gains or losses on extinguishment of debt and disposal of fixed assets, non-cash goodwill impairment, and other impairment charges to intangible assets and operating lease right-of-use assets, as well as certain costs associated with our restructuring efforts, as management does not consider these costs to be indicative of our performance or results of operations. Adjusted EBITDA (LBITDA) includes interest expense on funding facilities, which are recorded as a component of “net interest income (expense),” as these expenses are a direct operating expense driven by loan origination volume. By contrast, interest expense on our non-funding debt is a function of our capital structure and is therefore excluded from Adjusted EBITDA (LBITDA). Adjustments for income taxes are made to reflect historical results of operations on the basis that it was taxed as a corporation under the Internal Revenue Code, and therefore subject to U.S. federal, state and local income taxes. Adjustments to Diluted Weighted Average Shares Outstanding assumes the pro forma conversion of weighted average Class C common stock to Class A common stock. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for revenue, net income, or any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies. Market and Industry Data This presentation also contains information regarding the loanDepot’s market and industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and the Company has not independently verified its accuracy or completeness.

We make the American Dream of home possible. Partnering with homeowners throughout the lifecycle of the homeownership journey. Finding An Agent Serving the Buyer First Time Homebuyer Veteran / Active Duty Move Up / Downsize Relocation Local referral Supporting The Purchase Servicing the Mortgage Optimizing the Journey Title Services Escrow/ Closing Homeowners Insurance Building Trust Continuing Customer Relationship Facilitate additional lending opportunities HELOC Closed-End Second Refinance 3 Managing the Home Solar Finance Home Security Home Renovation Solutions for Aging in Place

4 FOURTH QUARTER FACT SHEET Financial Operational • Originations: $7.2 billion in funded volume, on the high-end fourth quarter 2024 guidance • Total Revenue: $257.5 million on $5.6 billion of pull-through weighted lock volume; Adjusted revenue of $266.6 million • Total Expenses: Increased by $39.0 million, or ~12% from the fourth quarter of 2023 • primarily reflecting higher volume-related costs associated with increased volumes during the quarter; also higher headcount related salary expenses, offset somewhat by lower interest, occupancy and general and administrative expenses • Liquidity: Unrestricted cash of $422.0 million • Servicing: Increase in UPB from the third quarter of 2024 to $116.0 billion as portfolio rebuilds from retaining servicing on new originations • Expanded network of joint venture partnerships with new agreements with Smith Douglas Homes and Onx Homes • Purchase Mix: 58% of originations during the fourth quarter, down from 76% during the fourth quarter of 2023, reflecting the increased demand for refinance transactions during the period of lower market rates experienced during the third quarter 2024 • Organic Refinance Consumer Direct Recapture Rate(1): Increased to 76% for the quarter compared to 57% in fourth quarter 2023 • Unit Market Share: 174 basis points in fourth quarter 2024 vs. 175 basis points in the third quarter 2024 and 186 basis points in fourth quarter 2023 • Purchase Unit Market Share: 144 basis points in fourth quarter 2024 vs. 130 basis points in third quarter 2024 and 140 basis points in fourth quarter 2023 (1) We define organic refinance consumer direct recapture rate as the total unpaid principal balance (“UPB”) of loans in our servicing portfolio that are paid in full for purposes of refinancing the loan on the same property, with the Company acting as lender on both the existing and new loan, divided by the UPB of all loans in our servicing portfolio that paid in full for the purpose of refinancing the loan on the same property. The recapture rate is finalized following the publication date of this release when external data becomes available

DIVERSE & EXPERIENCED MANAGEMENT TEAM WITH UNIQUE SKILLSETS



Anthony Hsieh
Executive Chairman of Mortgage Originations

lendingtree E*TRADE HomeLoanCenter.com LoansDirect.Moneymart.co.uk



Frank Martell
President and CEO

CoreLogic GE



David Hayes
Chief Financial Officer

CoreLogic PROSPECT MORTGAGE imb IndymacBank



Jeff Walsh
President, LDI Mortgage

AMERIQUEST MORTGAGE COMPANY Town & Country Credit Corp.



Dan Binowitz
Managing Director Servicing

FREMONT INVESTMENT & LOAN pmac Lending Services, Inc.



Jeff DerGurahian
Chief Investment Officer and Head Economist

PROSPECT MORTGAGE



TJ Freeborn
Chief Marketing and Customer Experience Officer

DISCOVER WELLS FARGO HOME MORTGAGE



Darren Graeler
Chief Accounting Officer

FSA KPMG



Gregg Smallwood
Chief Legal Officer, Corporate Secretary

CALIBER HOME LOANS Morgan Stanley BANK OF AMERICA



Joe Grassi
Chief Risk Officer

Fannie Mae OBERMAYER



Melanie Graper
Chief Human Resources Officer

CoreLogic IRVINE COMPANY



George Brady
Chief Information Officer

Capital One Fidelity Goldman Sachs

5
loanDepot

SCALED ORIGINATOR DELIVERING CUSTOMERS A COMPLETE SOLUTION

2010 to 2012 — Established Scalable Infrastructure

- Launched with the goal of disrupting mortgage
- Created scalable platform and infrastructure

2013 to 2015 — Diversification & Expansion

- Expanded in-market retail reach through acquisitions
- Leveraged infrastructure to launch LD Wholesale
- Strategic decision to begin retaining servicing

2016 to 2021 — Brand, Technology & Operational Transformation

- Launched proprietary mello® technology
- Grew servicing book with long-term relationships to a half million loanDepot customers
- Launched mellohome and melloInsurance
- Acquired leading title insurance company
- Formed mello® focused on mortgage adjacent, digital-first products and services

2022 To 2024 — Vision 2025

- Repositioned the Company for long term value creation
- Purpose driven sustainable lending
- Simplified operational structure and increased operating leverage
- Maintained strong balance sheet liquidity
- Additions to executive team to position company for next era
- Launch of HELOC

2025+ — Project North Star

- AI driven customer and relationship management
- Operational excellence
- Innovative product development, aspiring to double purchase originations
- Low cost producer generating durable margins and profitability

A Nationwide Lender



WA
OR
MT
ID
ND
SD
WY
MN
WI
MI
NY
ME
NH
VT
MA
RI
CT
NJ
DE
MD
NV
UT
CO
NE
IA
IL
IN
OH
PA
CA
KS
MO
KY
WV
VA
NC
TN
AZ
NM
OK
AR
SC
MS
AL
GA
LA
TX
FL
AK
HI

The loanDepot Ecosystem



First Mortgage
Title Insurance
loanDepot
Home Equity Solutions
Escrow Services
Homeowners Insurance

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loanDepot

ORIGINATION GROWTH RELATIVE TO INDUSTRY (1) Calculated as LDI origination volume, in dollars, divided by total mortgage originations, in dollars, for 1-4 family homes, as measured by MBA as of 2/19/2025 Note: Pull through weighted rate lock volume is the unpaid principal balance of loans subject to interest rate lock commitments, net of a pull-through factor for the loan funding probability 7 Purchase Mix % : ($ in billions) Total Market Share (%)(1) 2.9% 34% 37% 3.1% 59% 2.4% 2.1% 70% 1.6% 76% 1.7% 71% 1.5% 73% 71% 1.5% 76% 1.5% 72% 1.2% 72% 1.4% 66% 1.4% 1.5% 58% $23 $20 $12 $9 $4 $5 $6 $6 $4 $5 $6 $7 $6 $29 $22 $16 $10 $6 $5 $6 $6 $5 $5 $6 $7 $7 281 213 150 203 221 226 285 293 296 274 322 329 334 - 50 100 150 200 250 300 350 400 $0 $10 $20 $30 $40 $50 $60 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Pull-Through Weighted (PTW) Lock Volume Origination Volume PTW GOS Margin, bps

HISTORICAL COST STRUCTURE COMPARISON ($M)



Direct Origination Expense
Commissions
Marketing
Other Interest
Other G&A
Salaries
FTEs
4,250
$45
$79
$97
$17
$28
$36
4,188
$47
$81
$98
$18
$28
$36
4,246
$53
$96
$96
$22
$31
$45
4,615
$45
$45
$107
$23
$36
$54
4,675
$44
$76
$108
$21
$37
$56
Non-Volume Related
Volume Related
Q4-2023
Q1-2024
Q2-2024
Q3-2024
Q4-2024

Expenses To Note:	Q4-2023	Q1-2024	Q2-2024	Q3-2024	Q4-2024
Restructuring Charges	$3.5	$2.1	$3.1	$1.9	$0.1
Loss on Disposal of Fixed Assets and Other Impairments/(Recoveries)	$0.8	($0.0)	$1.2	$0.0	($0.7)
Accruals for Expected Legal Settlements [1]	$3.7	$1.1	($0.8)	$0.0	$0.0
(Gain) Loss on Extinguishment of Debt	$0.0	$0.0	$5.7	$0.0	$0.0
Cybersecurity Incident[2]	$0.0	$14.7	$26.9	($18.9)	$1.9
Total	**$8.0**	**$17.9**	**$36.1**	**($17.0)**	**$1.3**

(1) Excluding Cybersecurity Incident-related
(2) Represents expenses directly related to the Cybersecurity Incident, net of actual and expected insurance recoveries, including costs to investigate and remediate the Cybersecurity Incident, the costs of customer notifications and identity protection, professional fees including legal expenses, litigation settlement costs, and commission guarantees.

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loanDepot

$145 $142 $114 $115 $116 137 138 137 133 139 - 20 40 60 80 100 120 140 $50 $70 $90 $110 $130 $150 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 UPB $ MSR FV, bps HISTORICAL SERVICING PORTFOLIO TREND 9 ($ in billions) Retention %(2) : Recapture %(1) : (1) Recapture rate as defined on page 3. (2) Portion of loan origination volume that was sold servicing retained in the period divided by total sold volume in the period. (3) At time of origination, strats for agency (FHLMC, FNMA, GNMA) portfolio only. Excludes HELOC Total Serv Exp$ to Avg. UPB $, bps: Portfolio @ 12/31/24 (3) W.A. Coupon 3.79% W.A. FICO 729 W.A. LTV 74% W.A. Age (Mths) 36.2 DQ Rate 60D+ 1.6% 90D+ 1.2% Composition GSE 56.1% Gov’t 34.4% Other 9.5% 71% 58% 1.9 67% 59% 2.2 68% 70% 2.0 61% 71% 2.6 60% 76% 2.8

$661 $604 $533 $483 $422 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 STRONG LIQUIDITY AND BALANCE SHEET 10 Unrestricted Cash ($M) Debt Obligations, net to Total Equity MSR FV / Total Equity 11% 10% 9% 8% 7% Unrestricted Cash / Total Assets 2.8x 3.1x 2.7x 2.6x 3.2x Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 3.2x 3.6x 3.4x 3.3x 4.0x Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24

11 Q1 2025 OUTLOOK* Metric Low High Pull-through Weighted Rate Lock Volume ($bn) $4.8 $5.8 Origination Volume ($bn) $4.5 $5.5 Pull-through Weighted GOS Margin, bps 320 340 Current Market Conditions • Higher interest rates and home price appreciation adversely impacts home affordability and borrower demand • Limited supply of new and resale homes adversely impacts homebuying activity • Homeowner equity levels drives demand for cash-out refinance and home equity solutions • Industry beginning to increase headcount and capacity for expectations of higher volumes *Q1 2025 outlook reflects current interest rate environment, seasonality, channel mix, and competitive pressures

APPENDIX

BALANCE SHEET & SERVICING PORTFOLIO HIGHLIGHTS 13 $ in MM except units and % 4Q ’24 3Q ’24 4Q ’23 4Q’24 vs 3Q’24 4Q’24 vs 4Q’23 Cash and cash equivalents $421.6 $483.0 $660.7 (12.7%) (36.2%) Loans held for sale, at fair value 2,603.7 2,790.3 2,132.9 (6.7%) 22.1% Servicing rights, at fair value 1,633.7 1,542.7 1,999.8 5.9 (18.3%) Total assets 6,344.0 6,417.6 6,151.0 (1.1)% 3.1% Warehouse and other lines of credit 2,377.1 2,565.7 1,947.1 (7.4%) 22.1% Total liabilities 5,837.4 5,825.6 5,446.6 0.2% 7.2% Total equity 506.6 592.0 704.5 (14.4%) (28.1%) Servicing portfolio (unpaid principal balance) $115,972.0 $114,915.2 $145,090.2 0.9% (20.1%) Total servicing portfolio (units) 417,875 409,344 496,894 2.1% (15.9%) 60+ days delinquent ($) $1,826.1 $1,655.0 $1,392.6 10.3% 31.1% 60+ days delinquent (%) 1.6% 1.4% 1.0% N/A N/A Servicing rights, net to UPB 1.4% 1.3% 1.4% N/A N/A

NON-GAAP FINANCIAL RECONCILIATION 14 ($MM) 4Q ’24 3Q ‘24 4Q ‘23 Adjusted Revenue Total Net Revenue $257.5 $314.6 $228.6 Valuation changes in in Servicing Rights, Net of Hedge 9.1 14.9 22.8 Adjusted Total Revenue $266.6 $329.5 $251.4 Net (Loss) Income ($67.5) $2.7 ($59.8) Interest Expense - Non-Funding Debt 43.9 45.1 45.5 Income Tax (Benefit) Expense (16.7) 0.9 (14.2) Depreciation and Amortization 8.8 8.9 9.9 Valuation changes in in Servicing Rights, Net of Hedge 9.1 14.9 22.8 Stock-Based Compensation Expense 6.0 8.2 6.4 Restructuring Charges 0.1 1.9 3.5 Cyber Incident 1.9 (18.9) 0.0 (Gain) Loss on Disposal of Fixed Assets 0.0 0.0 0.3 Other impairment (recovery) (0.7) 0.0 0.5 Adjusted EBITDA (LBITDA) ($15.1) $63.7 $14.9

NON-GAAP FINANCIAL RECONCILIATION (CONT’D) 15 ($MM) 4Q ’24 3Q ‘24 4Q ’23 Net Income (Loss) ($67.5) $2.7 ($59.8) Adjustments to Income Taxes 7.9 (0.3) 7.8 Tax-Effected Net Income (Loss) ($59.5) $2.3 ($52.0) Valuation changes in in Servicing Rights, Net of Hedge 9.1 14.9 22.8 Stock-Based Compensation Expense 6.0 8.2 6.4 Restructuring Charges 0.1 1.9 3.5 Cyber Incident 1.9 (18.9) 0.0 (Gain) Loss on Extinguishment of Debt 0.0 0.0 0.0 (Gain) Loss on Disposal of Fixed Assets 0.0 0.0 0.3 Other (Recovery) Impairment (0.7) 0.0 0.5 Tax Effect of Adjustments (3.9) (1.4) (8.1) Adjusted Net Income (Loss) ($47.0) $7.1 ($26.7)